UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2018

AURA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17249	95-4106894
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10541 Ashdale St.

Stanton, CA 90680

(Address of principal executive offices)

(310) 643-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 28, 2018, the Board of Directors of Aura Systems, Inc., a Delaware corporation (the “Company”), appointed Dr. Timothy B. O’Brien to serve as the Company's interim Chief Executive Officer and Mr. Timothy O’Toole to serve as the Company’s interim Chief Financial Officer, effective immediately.

Dr. O’Brien, age 35, has served as an adjunct instructor at Rollins College since August 2016 and served as the senior vice president of sales and marketing of Monster Vision LLC from May 2007 to March 2018. Dr. O’Brien holds a Bachelor of Science degree in Business Administration and a Master of Management from Aquinas College and an Executive Doctorate of Business Administration from Rollins College.

Mr. O’Toole, age 62, is the founder and has served as the chief executive officer of Academy Advisors, LLC since March 2017. In addition, Mr. O’Toole is also the founder and has served as the chief executive officer of Southeast Fraud Investigation Services, LLC since March 2017. Prior to founding Southeast Fraud Investigation Services, LLC, Mr. O’Toole was responsible for the audit practice for Vestal & Wiler, one of Central Florida’s leading accounting firms serving owner-managed, middle market companies. Mr. O’Toole is a CPA and CFE (Certified Fraud Examiner) with over forty years of experience serving owner-managed, middle market companies in a variety of industries, including manufacturing, wholesale, retail, construction, hospitality and service-based businesses. Mr. O’Toole is a graduate of the University of Dayton.

There are no arrangements or understandings between Dr. O’Brien or Mr. O’Toole and any other persons pursuant to which he was selected as an officer of the Company, nor are there any family relationships between Dr. O’Brien or Mr. O’Toole and any of the Company's directors or executive officers. Additionally, there are no transactions involving Dr. O’Brien or Mr. O’Toole that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

As of the date of this Form 8-K, there had been no compensatory actions taken in connection with these management changes that would be reportable under Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2018	By:	/s/ Gary Wells
Gary Wells
Chairman of the Board

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